SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 21, 2005 (November 15, 2005)

Tri-S Security Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-51148	30-0016962
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

Royal Center One, 11675 Great Oaks Way, Suite 120, Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (678) 808-1540

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                            Results of Operations and Financial Condition.

On November 15, 2005, Tri-S Security Corporation (the “Company”) filed with the Securities and Exchange Commission a Notification of Late Filing on Form 12b-25 (the “Notification”) in which the Company stated in Part IV(3) thereof its anticipated results of operations for the quarter ended September 30, 2005.  Part IV(3) of the Notification is incorporated herein by reference and is filed as Exhibit 99.1 to this Current Report.

Item 9.01                                            Financial Statements and Exhibits.

(a)– (b)  Financial Statements of Business Acquired and Pro Forma Financial Information.

None.

(c)                                  Exhibits.

99.1                           Part IV(3) of the Notification of Late Filing on Form 12b-25 filed by Tri-S Security Corporation with the Securities and Exchange Commission on November 15, 2005. (Incorporated by reference to the Notification of Late Filing on Form 12b-25 filed by Tri-S Security Corporation with the Securities and Exchange Commission on November 15, 2005.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-S SECURITY CORPORATION

	By:	/s/ Ronald G. Farrell
Ronald G. Farrell, Chief Executive Officer

Dated: November 21, 2005

EXHIBIT INDEX

99.1

Part IV(3) of the Notification of Late Filing on Form 12b-25 filed by Tri-S Security Corporation with the Securities and Exchange Commission on November 15, 2005. (Incorporated by reference to the Notification of Late Filing on Form 12b-25 filed by Tri-S Security Corporation with the Securities and Exchange Commission on November 15, 2005.)